Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT LOGICBIO THERAPEUTICS, INC. TERATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 6
TO
AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

THIS AMENDMENT NO. 6 TO THE AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT (the “Amendment No. 6”) is made as of March 29th, 2021 (“Amendment No. 6 Effective Date”), by and between The Board of Trustees of the Leland Stanford Junior University, an institution of higher education having powers under the laws of the State of California (“Stanford”), and LogicBio Therapeutics, Inc., a Delaware corporation (“LogicBio”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Exclusive (Equity) Agreement, dated as of January 31, 2018, by and between Stanford and LogicBio, as amended by that certain Amendment No. 1 dated as of May 3, 2018, amended again by that certain Amendment No. 2 dated June 3, 2019, amended again by that certain Amendment No. 3 dated January 29, 2020, amended again by that certain Amendment No. 4 dated April 29, 2020, and amended again by that certain Amendment No. 5 dated October 30, 2020, to Amended and Restated Exclusive (Equity) Agreement (the “Original Agreement,” and as amended by this Amendment No. 6, the “Agreement”).

RECITALS

WHEREAS, the Parties desire to amend the Therapeutic Field of Use and certain milestone payments set forth in the Original Agreement;

WHEREAS, pursuant to Section 19.4 of the Original Agreement, the Original Agreement may be amended in writing executed by authorized representatives of Stanford and LogicBio; and

WHEREAS, in accordance with Section 19.4 of the Original Agreement, Stanford and LogicBio desire to amend the Agreement in the manner provided herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Stanford and LogicBio hereby agree as follows:

1.	Amendment of Agreement.
a.	Section 2.31 of the Original Agreement is hereby amended and restated in its entirety as follows:

“Therapeutics Field of Use” means human therapeutics to treat (a) methylmalonic acidemia (MMA), (b) propionic acidemia, (c) HIV, (d) influenza, (e) malaria, (f) Crigler Najjar Syndrome, (g) Tyrosinemia Type I, (h) Wilson’s disease, (i) hemophilia B, (j) Glycogen Storage Disease 1, (k) Glycogen Storage Disease 3, (l) progressive familial intrahepatic cholestasis type 2 (PFIC-2) with the ABCB11 gene, and (m) lysosomal acid lipase deficiency (LAL-D), including Wolman Disease, with the LIPA gene.

b.	Section 7.7(C) of the Original Agreement is hereby amended and restated in its entirety as follows:

Due one time for each subsequent Licensed Product in the Therapeutic Field of Use, Tissue Field of Use or [***] Field of Use or for Licensed Capsid Products that achieve the following milestones set forth in this section 7.7(C):

(1)	$[***] for filing an IND with the FDA (or equivalent with another regulatory body);
(2)	$[***] for dosing the first patient in a Phase II trial with the FDA (or equivalent with another regulatory body);
(3)	$[***] for dosing the first patient in a Phase III trial with the FDA (or equivalent with another regulatory body);
(4)	$[***] upon approval in the United States; and
(5)	$[***] upon commercial launch of the Licensed Product.

[For clarity, the last paragraph of Section 7.7 that begins “It is further agreed…” is not affected by this amendment.]

c.	Appendix C – Milestones of the Agreement, as amended by Amendment No. 5, is hereby amended by adding the two additional milestones below.

Additional Therapeutic Products

1.	[***]
2.	[***]
2.	Payment. LogicBio will pay to Stanford a noncreditable, nonrefundable fee of [***] within [***] business days of its receipt of the invoice for such amount.
3.

Continued Validity of Agreement.  Except as specifically amended hereby, the Original Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

4.

Successors and Assigns.  The terms and conditions of this Amendment No. 6 shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment No. 6, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Amendment No. 6, except as expressly provided in this Amendment No. 6.

5.

Governing Law.  This Amendment No. 6 shall be governed by and construed in accordance with the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

6.

Electronic Copy.  This parties to this Amendment No. 6 agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used.  The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[Signature Page to follow]

The parties execute this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature: /s/ Sunita Rajdev

Name: Sunita Rajdev

Title: Senior Associate Director

LOGICBIO THERAPEUTICS, INC.

Signature: /s/ Kyle Chiang

Name: Kyle Chiang

Title: COO

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